UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 14, 2006
                                                         --------------

                          Navstar Media Holdings, Inc.
                          -----------------------------
               (Exact name of registrant as specified in charter)

            Nevada                     000-50340               752980786
            -------                    ----------              ---------
 State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                         26, Chaowai Road, Suite A2205,
                    Chaoyang District, Beijing, 100020, China
                    -----------------------------------------
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                Phone:011-86-10-85653268
                Fax: 011-86-10-85653223


                         Premier Document Services, Inc.
                         -------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement


The registrant`s subsidiary Beijing Media has entered a definitive contract with the Beijing Municipal Government to produce "Stat Beijing", a dramatised TV series on facts and figures of Beijing, which is going to be aired daily during the week on Beijing TV, one of the leading TV stations in China. This daily TV series program is a very important development for the Company as it will bring significant revenue to the Company. The Company will continue to leverage our TV content production capbilities to broaden our product range and increase profitability."

Certain statements in this press release that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by the use words such as "anticipate," "believe," "expect," "future," "may," "will," "would," "should," "plan," "projected," "intend," and similar expressions. Such forward-looking statements, involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. All the unaudited numbers and data provided in this press release are based on estimates according to the knowledge of the Company and may be subject to changes that are beyond the control of the Company. The Company's future operating results are dependent upon many factors, including but not limited to the Company's ability to: (i) obtain sufficient capital or a strategic business arrangement to fund its expansion plans; (ii) build the management and human resources and infrastructure necessary to support the growth of its business; (iii) competitive factors and developments beyond the Company's control; and (iv) other risk factors discussed in the Company's periodic filings with the Securities and Exchange Commission, which are available for review at www.sec.gov under "Search for Company Filings."



Item 9.01    Exhibits.


(d)  Exhibit

         Exhibit      Description of Exhibit
         Number
         --------     -----------------------

         10.1          Agreement

         99.1          Press Release




                                   SIGNATURES

     Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Navstar Media Holdings, Inc.
                                                        (Registrant)

                                                     /s/ Ranny Liang
                                                     -----------------
                                                        (Signature)
Date:  July 14, 2006                                    Ranny Liang